SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2004
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                                 BIDVILLE, INC.
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             (Exact name of registrant as specified in its charter)

         NEVADA                        000-31477                 98-0224958
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 file number)           Identification No.)

601 CLEVELAND STREET, SUITE 120
         CLEARWATER, FL                                            33755
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (727) 442-9669


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          (Former name or former address, if changes since last report)


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ITEM  4. Changes in Registrant's Certifying Accountant

      On August 3, 2004, Bidville, Inc. (the "Registrant") received correspondence, via overnight mail, from its certifying accountant, Scott W. Hatfield, C.P.A. ("Hatfield"), stating that it is resigning as the auditor of record for the Registrant, effective immediately, due to certain issues relating to the Registrant's Form 10-QSB for the quarterly period ended March 31, 2004 filed with the Commission on May 25, 2004 ("Form 10-QSB") that remain unresolved.

      In its correspondence to the Registrant, Hatfield advised that certain unresolved issues remained that raised a degree of uncertainty regarding the appropriate treatment of a prior transaction relating to the sale of shares of the Registrant sold by a shareholder of the Registrant controlled by the Registrant's Chairman to a third party for services to be provided by such third party for the benefit of the Registrant and the appropriate accounting treatment to record this transaction on the Registrant's financial statements. Hatfield's correspondence states that the transaction was not disclosed during its field work on the review of the Registrant's financial statements and the absence thereof on the Registrant's books cause the Registrant's financial statements to not be `materially correct' and not `presented in accordance with generally accepted accounting principles'. It states further that the issues raised remain unresolved as of the date of the correspondence despite inquiries and attempts at communication with management of the Registrant and its legal counsel. As a consequence, Hatfield withdrew its previously issued review report for the Registrant's interim financial statements for the quarter ended March 31, 2004 included in the Form 10-QSB. In addition, Hatfield has reserved the right to withdraw its opinion on the Registrant's financial statements for the year ended December 31, 2003 depending on the ultimate resolution of the disclosure issues raised in its correspondence.

      In response to Hatfield's correspondence, management of the Registrant has undertaken an immediate and full review of the issues raised in such correspondence and is doing so in conjunction with its new accountants appointed on August 5, 2004 as described below.

      The Registrant's Board of Directors accepted Hatfield's resignation on August 5, 2004 and has approved the appointment of Berkovits, Lago & Company, LLP as its new certifying accountants on August 5, 2004.

      During the period from February 28, 2001 to August 2, 2004 there were no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreement in connection with its report, except as described above regarding Hatfield's withdrawal of its review report.

      On August 5, 2004, the Registrant engaged Berkovits, Lago & Company, LLP as its independent accountants. The Registrant did not consult with Berkovits, Lago & Company, LLP, its new independent accountants, regarding any matter prior to its engagement.

      The Registrant has provided to Scott W. Hatfield, C.P.A., its former accountant, a copy of this Form 8-K prior to the filing thereof, requesting Hatfield to furnish the Registrant with a letter addressed to the Commission stating whether it agrees or disagrees with the statements made by the Registrant in this Form 8-K. Hatfield has provided such letter, which is attached hereto as Exhibit 16.1.

Item  7. FINANCIAL, STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

    16.1 Letter from S.W. Hatfield, C.P.A., Item 304 (a)(3) of Regulation S-B.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Bidville, Inc.
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                                  (Registrant)

                  Date: August 9, 2004


                                        By:  /s/Michael Palandro
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                                                Michael Palandro, President,
                                                CEO and Director